                                  Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    THL Holdco, LLC

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
 Symbol:                                Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be  Reported (Month/Day/Year):       November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL HOLDCO, LLC

By:  /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated:  November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    Thomas H. Lee Partners, L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be  Reported (Month/Day/Year):       November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARTNERS, L.P.
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
     -----------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated:  November 20, 2018

 Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be  Reported (Month/Day/Year):       November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated:  November 20, 2018

   Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be  Reported (Month/Day/Year):       November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated:  November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    Thomas H. Lee Parallel (DT) Fund VI,
                                        L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA 02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ----------------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 20, 2018

 Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    THL Equity Fund VI Investors (Ceridian),
                                        LP

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN), LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
   -------------------------------------------
   Name: Charles P. Holden
   Title: Managing Director

Dated: November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    THL Equity Fund VI Investors (Ceridian)
                                        II, LP

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) II, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 20, 2018

Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    THL Equity Fund VI Investors (Ceridian)
                                        III, LLC

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) III, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
    ---------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 20, 2018

Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    THL Equity Fund VI Investors (Ceridian)
                                        IV, LLC

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) IV, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
    ------------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 20, 2018